Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

November 11, 2008

Twin Disc, Incorporated
Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2008 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

November 11, 2008

Twin Disc, Incorporated
Manufacturing
2
1
1
#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices
Twin Disc At A Glance
• Founded in 1918
• Headquartered in Racine, WI
• 1,000+ employees
• FY08 Revenues of $332M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Italy, Belgium, Switzerland
 and Japan
 – World-wide distributor
 network
 – 61% of fiscal 2008 sales to
 international markets

November 11, 2008

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Palmer Johnson, Riviera,
 Sanlorenzo, Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex

November 11, 2008

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton

November 11, 2008

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa

November 11, 2008

Twin Disc, Incorporated
QuickShift® Transmissions
Electronic Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
Corporate Profile - Market Diversity

November 11, 2008

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Oshkosh, Tatra
 / BJ Services, Cisco High-Lift,
 Crown Energy, Enerflo, Fractec,
 Trican
• Competitors: Allison, ZF

November 11, 2008

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT

November 11, 2008

Twin Disc, Incorporated
2006
2007
2008
48% International Sales
61% International Sales
USA
Italy
Rest of
World
Corporate Profile - Geographic Diversity

November 11, 2008

Twin Disc, Incorporated
What Differentiates Us?
• Technology
 – Land-Based
 • 8500 Series
 • “Pump & Roll”
 • “Legacy” Contracts
 • Electronic Control Systems
• Global Distribution and Service Network
• Product/Market & Geographic Diversity
• Niche Market Focus
• 90 Years of Proven Application Know-How
• Core Manufacturing Capabilities
 – Marine
 • QuickShift®
 • Dynamic Positioning
 • Rolla CFD
 • Electronic/Hydraulic Boat
 Management Systems

November 11, 2008

Twin Disc, Incorporated
Managing Our Cost Structure
Investing in Core Competencies

November 11, 2008

Twin Disc, Incorporated
Lower Cost
Low Cost
Sourcing Offices
Managing Our Cost Structure
Global Sourcing

November 11, 2008

Twin Disc, Incorporated
FY 2008 Financial Highlights
• Major Markets Remained Strong
 – Continued growth from mega-yacht and commercial marine
 markets
 – Strong demand for land based transmission products for the
 Airport Rescue and Fire Fighting (ARFF) and military markets
 – Experienced cyclical softening in industrial product markets
 – 2nd Quarter slow down in demand for oil and gas transmissions, but increasing inquiries at year end
• Gross margins remain >30%
• Exceeded FY 2007’s record net earnings
• 4th Qtr Six Month Backlog >> $121 million

November 11, 2008

Twin Disc, Incorporated
$ millions
$ millions
* See Appendix III for reconciliation of TTM (trailing 12 month) figures to reported figures.
Net Sales & Net Earnings
(Fiscal Year)

November 11, 2008

Twin Disc, Incorporated
$ millions
$ millions
Net Sales & Net Earnings
(First Fiscal Quarter)

November 11, 2008

Twin Disc, Incorporated
EBITDA
(See Appendices I & II for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)
$ millions
% sales
* See Appendix III for reconciliation of TTM figures to reported figures.

Twin Disc, Incorporated
Looking Ahead

November 11, 2008

Twin Disc, Incorporated
FY04
FY05
FY06
FY07
$ millions
FY08
FY09
Corporate Six Month Backlog
(Orders to be shipped in the next 6 months)

November 11, 2008

Twin Disc, Incorporated
Fiscal Year 2009 Outlook
• Cautiously optimistic
• Key markets remain strong
 – Commercial marine and mega yacht, defense and
 airport firefighting and rescue markets continue to
 be strong
• Seeing signs of improving in demand from
 customers in the industrial markets
• Increase in inquiries related to the oil and gas
 market
• Continue to monitor potential impact of recent
 global economic crisis

November 11, 2008

Twin Disc, Incorporated
Fiscal Year 2009 Outlook
• Technology differentiation/new products
• Opportunity for operating leverage continues
 – Increasing volume
 – Expanding global outsourcing
 – Investing in core competencies
• Active Acquisition Program
• Active stock buyback program (Board
 authorized repurchase of up to an additional
 500,000 shares)

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
Appendices

November 11, 2008

Twin Disc, Incorporated
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix I
Non-GAAP Financial Disclosures

November 11, 2008

Twin Disc, Incorporated
* See Appendix III for reconciliation of TTM figures to reported figures.
Appendix II
Reconciliation of Net Earnings to EBITDA

November 11, 2008

Twin Disc, Incorporated
Appendix III
Reconciliation of TTM Data to Reported Quarterly Figures

November 11, 2008

Twin Disc, Incorporated
Appendix IV
Fiscal Year Condensed Consolidated Statements of Operations

November 11, 2008

Twin Disc, Incorporated
Appendix V
1st Fiscal Quarter Condensed Consolidated Statements of Operations

November 11, 2008

Twin Disc, Incorporated
$243
$219
$186
$317
$332
Appendix VI
Net Sales by Segment

November 11, 2008

Twin Disc, Incorporated
Appendix VII
Net Earnings by Segment (before Corporate Expense)

November 11, 2008

Twin Disc, Incorporated
$ millions
% sales
Appendix VIII
Operating Cash Flows

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™